Exhibit 99.2

Assurant, Inc. (AIZ)

Financial Supplement as of September 30, 2008

ASSURANT, INC. AND SUBSIDIARIES

FINANCIAL SUPPLEMENT

(UNAUDITED)

AS OF SEPTEMBER 30, 2008

INDEX TO SUPPLEMENT

Page:
SAFE HARBOR STATEMENT & REGULATION G – NON GAAP FINANCIAL MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS	2

SEGMENTED CONDENSED BALANCE SHEETS	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME	5

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS	7

INVESTMENTS	16

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS	18

SUMMARY OF NET OPERATING INCOME DISCLOSED ITEMS	19

EXHIBIT I – TOP 30 ISSUER EXPOSURES	20

EXHIBIT II – COMMERCIAL MORTGAGE LOANS SUMMARY	21

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. The four key businesses – Assurant Solutions; Assurant Specialty Property; Assurant Health; and Assurant Employee Benefits – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance market segments in the U.S. and selected international markets. The Assurant business units provide debt protection administration; credit-related insurance; warranties and service contracts; pre-funded funeral insurance; creditor-placed homeowners insurance; manufactured housing homeowners insurance; individual health and small employer group health insurance; group dental insurance; group disability insurance; and group life insurance.

Assurant, a Fortune 500 company and a member of the S & P 500, is traded on the New York Stock Exchange under the symbol AIZ. Assurant has more than $25 billion in assets and $8 billion in annual revenue. Assurant has approximately 14,000 employees worldwide and is headquartered in New York's financial district. www.assurant.com.

Safe Harbor Statement:

Some of the statements included in this press release and its exhibits, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. You can identify these statements by the fact that they may use words such as “will,” “anticipate,” “expect,” “estimate,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” or the negative versions of those words and terms with a similar meaning. Our actual results might differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update any forward-looking statements in this earnings release or the exhibits as a result of new information or future events or developments.

The following risk factors could cause our actual results to differ materially from those currently estimated by management: (i) failure to maintain significant client relationships, distribution sources and contractual arrangements; (ii) failure to attract and retain sales representatives; (iii) general global economic, financial market and political conditions (including difficult conditions in financial, capital and credit markets and the global economic slowdown including fluctuations in interest rates, mortgage rates, monetary policies and inflationary pressure); (iv) inadequacy of reserves established for future claims losses; (v) failure to predict or manage benefits, claims and other costs; (vi) diminished value of invested assets in our investment portfolio (due to, among other things, the recent volatility in financial markets and the global economic slowdown, credit and liquidity risk, environmental liability exposure and inability to target an appropriate overall risk level); (vii) losses due to natural and man-made catastrophes; (viii) unavailability, inadequacy and unaffordable pricing of reinsurance coverage; (ix) inability of reinsurers to meet their obligations; (x) insolvency of third parties to whom we have sold or may sell businesses through reinsurance or modified co-insurance; (xi) credit risk of some of our agents in Assurant Specialty Property and Solutions;

(xii) a further decline in the manufactured housing industry; (xiii) a decline in our credit or financial strength ratings (including the currently heightened risk of ratings downgrades in the insurance industry); (xiv) failure to effectively maintain and modernize our information systems; (xv) failure to protect client information and privacy; (xvi) failure to find and integrate suitable acquisitions and new insurance ventures; (xvii) inability of our subsidiaries to pay sufficient dividends; (xviii) failure to provide for succession of senior management and key executives; (xix) negative publicity and impact on our business due to unfavorable outcomes in litigation and regulatory investigations (including the potential impact on our reputation and business of a negative outcome in the ongoing SEC investigation); (xx) significant competitive pressures in our businesses and cyclicality of the insurance industry: (xxi) current or new laws and regulations that could increase our costs or limit our growth.

For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, but not limited to, our upcoming Third Quarter 2008 10-Q filing, and 2007 Annual Report on 10-K, as filed with the SEC.

Regulation G – Non GAAP Financial Measures

Assurant uses the following non-GAAP financial measures to analyze the Company’s operating performance for the periods presented in this financial supplement. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the Company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The Company believes net operating income provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes both the effect of net realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur.

(2) Assurant uses annualized operating ROE as an important measure of the company’s operating performance. Annualized operating ROE equals year-to-date net operating income divided by average stockholders’ equity for the year to date period, excluding AOCI, and then the return is annualized. The company believes annualized operating ROE provides investors a valuable measure of the performance of the company’s ongoing business, because it excludes the effect of realized gains (losses) on investments that tend to be highly variable and those events that are unusual and/or unlikely to recur. The comparable GAAP measure for this included measure would be annualized GAAP return on equity, defined as the annualized return of net income divided by average stockholders’ equity for the period. Consolidated GAAP ROE for the three months and nine months ended September 30, 2008 was –11.2% and 9.0%, respectively. Please refer to page 6 of the financial supplement for the reconciliation of annualized operating ROE to annualized GAAP ROE.

Assurant, Inc. and Subsidiaries

Summary Financial Highlights

(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
($ in thousands, except number of shares and per share amounts)	2008	2007	2008	2007
Net operating income (1)	$83,054	$195,690	$483,724	$539,812
Net realized (losses) on investments	(194,483)	(8,499)	(244,999)	(6,884)
Gain on sale of inactive subsidiary	—	—	26,630	—

Net (loss) income	$(111,429)	$187,191	$265,355	$532,928

Total revenues	$1,954,535	$2,148,192	$6,380,620	$6,270,182

PER SHARE AND SHARE DATA:
Basic earnings per common share
Net operating income	$0.71	$1.65	$4.10	$4.48
Net (loss) income	$(0.95)	$1.58	$2.25	$4.43
Weighted average common shares outstanding - basic	117,750,167	118,447,175	117,897,422	120,404,471

Diluted earnings per common share
Net operating income	$0.70	$1.63	$4.06	$4.42
Net (loss) income (2)	$(0.95)	$1.56	$2.23	$4.37
Weighted average common shares outstanding - diluted	118,722,371	119,741,434	119,144,476	122,062,011

(1)	See Footnote (1) Regulation G—Non GAAP Financial Measures on page 1.
(2)	In compliance with GAAP, there is no dilution of shares when calculating earnings per share due to a net loss position for the three months ended September 30, 2008.

Assurant, Inc. and Subsidiaries

Summary Financial Highlights (continued)

(Unaudited)

($ in thousands, except shares and per share amounts)	As of September 30, 2008	As of December 31, 2007
Total assets	$25,354,315	$26,750,316

Total stockholders’ equity	$3,731,811	$4,088,903

Total stockholders’ equity (excluding AOCI)	$4,207,609	$4,034,992

Basic book value per share	$31.80	$34.71
Basic book value per share (excluding AOCI)	$35.85	$34.25
Shares outstanding for basic book value per share calculation	117,362,285	117,808,007

Diluted book value per share	$31.57	$34.19
Diluted book value per share (excluding AOCI)	$35.60	$33.73
Shares outstanding for diluted book value per share calculation	118,203,724	119,609,423

Debt to total capital ratio (excluding AOCI)	18.9%	19.7%

Assurant, Inc. and Subsidiaries

Segmented Condensed Balance Sheets

(Unaudited)

	At September 30, 2008
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,853,790	$2,513,877	$943,164	$2,419,629	$(68,064)	$13,662,396
Reinsurance recoverables	656,055	366,653	7,201	20,624	2,965,284	4,015,817
Deferred acquisition costs	2,540,693	195,625	20,934	26,346	—	2,783,598
Goodwill	—	—	—	—	840,490	840,490
Assets held in separate accounts	224,292	—	—	—	2,028,096	2,252,388
Other assets	473,302	344,821	114,689	82,287	784,527	1,799,626

Total assets	$11,748,132	$3,420,976	$1,085,988	$2,548,886	$6,550,333	$25,354,315

Liabilities
Policyholder benefits and claims payable	$4,683,498	$512,137	$477,159	$1,783,263	$3,200,828	$10,656,885
Unearned premiums	4,184,624	1,210,398	127,535	14,171	42,432	5,579,160
Debt	—	—	—	—	971,933	971,933
Mandatorily redeemable preferred stock	—	—	—	—	11,160	11,160
Liabilities related to separate accounts	224,292	—	—	—	2,028,096	2,252,388
Accounts payable and other liabilities	884,269	408,791	152,519	255,814	449,585	2,150,978

Total liabilities	9,976,683	2,131,326	757,213	2,053,248	6,704,034	21,622,504
Stockholders’ equity
Equity, excluding accumulated other comprehensive loss	1,771,449	1,289,650	328,775	495,638	322,097	4,207,609
Accumulated other comprehensive loss	—	—	—	—	(475,798)	(475,798)

Total stockholders’ equity	1,771,449	1,289,650	328,775	495,638	(153,701)	3,731,811

Total liabilities and stockholders’ equity	$11,748,132	$3,420,976	$1,085,988	$2,548,886	$6,550,333	$25,354,315

	At December 31, 2007
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,691,655	$2,237,372	$1,113,771	$2,564,741	$944,576	$14,552,115
Reinsurance recoverables	687,441	277,395	5,036	17,584	2,916,892	3,904,348
Deferred acquisition costs	2,658,207	178,398	34,175	24,565	—	2,895,345
Goodwill	—	—	—	—	832,656	832,656
Assets held in separate accounts	255,341	—	—	—	2,887,947	3,143,288
Other assets	644,132	263,249	83,609	200,808	230,766	1,422,564

Total assets	$11,936,776	$2,956,414	$1,236,591	$2,807,698	$7,812,837	$26,750,316

Liabilities
Policyholder benefits and claims payable	$4,676,416	$314,062	$500,126	$1,842,861	$3,159,115	$10,492,580
Unearned premiums	4,171,003	1,052,326	128,756	14,259	44,365	5,410,709
Debt	—	—	—	—	971,863	971,863
Mandatorily redeemable preferred stock	—	—	—	—	21,160	21,160
Liabilities related to separate accounts	255,341	—	—	—	2,887,947	3,143,288
Accounts payable and other liabilities	1,238,933	431,952	196,812	345,220	408,896	2,621,813

Total liabilities	10,341,693	1,798,340	825,694	2,202,340	7,493,346	22,661,413
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,595,083	1,158,074	410,897	605,358	265,580	4,034,992
Accumulated other comprehensive income	—	—	—	—	53,911	53,911

Total stockholders’ equity	1,595,083	1,158,074	410,897	605,358	319,491	4,088,903

Total liabilities and stockholders’ equity	$11,936,776	$2,956,414	$1,236,591	$2,807,698	$7,812,837	$26,750,316

(1)	The Corporate and Other segment includes Accumulated Other Comprehensive Income (Loss), Reinsurance Recoverables related to the disposal of FFG and LTC businesses, goodwill, separate accounts related to the disposal of FFG business and all of Assurant, Inc.’s debt.

Assurant, Inc. and Subsidiaries

Reconciliation of Net Operating Income to Net Income

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands, net of tax)	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	September 30, 2008	September 30, 2007
Assurant Solutions	$20,387	$32,355	$47,557	$32,265	$37,377	$30,210	$44,069	$100,299	$111,656
Assurant Specialty Property	30,942	131,042	124,744	99,917	114,682	90,207	74,434	286,728	279,323
Assurant Health	30,204	27,721	37,263	38,016	39,365	33,838	40,524	95,188	113,727
Assurant Employee Benefits	21,457	18,630	16,332	16,197	20,392	21,475	28,957	56,419	70,824
Corporate and other	(14,858)	(18,777)	(5,882)	(27,436)	(11,583)	(2,862)	(7,632)	(39,517)	(22,077)
Amortization of deferred gains on disposal of businesses	4,796	4,763	4,796	5,360	5,394	5,360	5,427	14,355	16,181
Interest expense	(9,874)	(9,937)	(9,937)	(9,943)	(9,937)	(9,942)	(9,943)	(29,748)	(29,822)

Net operating income	83,054	185,797	214,873	154,376	195,690	168,286	175,836	483,724	539,812

Adjustments:
Net realized (losses) gains on investments	(194,483)	(22,473)	(28,043)	(33,558)	(8,499)	(2,006)	3,621	(244,999)	(6,884)
Gain on sale of inactive subsidiary	—	26,630	—	—	—	—	—	26,630	—

Net (loss) income	$(111,429)	$189,954	$186,830	$120,818	$187,191	$166,280	$179,457	$265,355	$532,928

Assurant, Inc. and Subsidiaries

Consolidated Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands, except per share data and closing stock price)	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	September 30, 2008	September 30, 2007
Revenues:
Net earned premiums and other considerations	$1,984,136	$1,995,516	$1,941,417	$1,956,146	$1,893,388	$1,798,687	$1,759,509	$5,921,069	$5,451,584
Net investment income	192,314	201,211	197,774	197,826	194,049	190,302	216,896	591,299	601,247
Net realized (losses) gains on investments	(299,205)	(34,574)	(43,143)	(51,628)	(13,076)	(3,086)	5,570	(376,922)	(10,592)
Amortization of deferred gains on disposal of businesses	7,379	7,327	7,379	8,246	8,298	8,246	8,349	22,085	24,893
Fees and other income	69,911	79,280	73,898	72,743	65,533	70,578	66,939	223,089	203,050

	1,954,535	2,248,760	2,177,325	2,183,333	2,148,192	2,064,727	2,057,263	6,380,620	6,270,182

Benefits, losses and expenses:
Policyholder benefits	1,095,048	998,208	937,459	985,591	935,545	902,053	889,522	3,030,715	2,727,120
Selling, underwriting, general and administrative expenses	1,007,817	985,851	938,650	985,542	913,214	894,904	874,926	2,932,318	2,683,044
Interest expense	15,190	15,287	15,288	15,297	15,288	15,296	15,297	45,765	45,881

	2,118,055	1,999,346	1,891,397	1,986,430	1,864,047	1,812,253	1,779,745	6,008,798	5,456,045

(Loss) income before provision for income taxes	(163,520)	249,414	285,928	196,903	284,145	252,474	277,518	371,822	814,137
(Benefit) provision for income taxes	(52,091)	59,460	99,098	76,085	96,954	86,194	98,061	106,467	281,209

Net (loss) income	$(111,429)	$189,954	$186,830	$120,818	$187,191	$166,280	$179,457	$265,355	$532,928

Diluted per share data:
Net operating income per diluted share	$0.70	$1.55	$1.80	$1.29	$1.63	$1.37	$1.42	$4.06	$4.42
Book value per diluted share (excluding AOCI)	$35.60	$36.68	$35.33	$33.73	$32.99	$31.81	$31.14	$35.60	$32.99

Annualized operating return on average equity (excluding AOCI) (1)	7.7%	17.3%	20.8%	15.5%	20.1%	17.5%	18.6%	15.6%	18.8%
Net realized (losses) gains on investments	-18.1%	-2.1%	-2.7%	-3.4%	-0.9%	-0.2%	0.4%	-7.9%	-0.2%
Gain on sale of inactive subsidiary	—	2.5%	—	—	—	—	—	0.9%	—
Change due to effect of including AOCI	-0.8%	0.3%	-0.1%	—	0.2%	-0.1%	-0.4%	0.4%	-0.2%

Annualized GAAP return on average equity (1)	-11.2%	18.0%	18.0%	12.1%	19.4%	17.2%	18.5%	9.0%	18.3%

Share repurchases:
Shares repurchased	1,000,000	—	—	—	2,283,100	1,984,400	1,421,833	1,000,000	5,689,333
Average repurchase price per share	$59.00	$—	$—	$—	$52.07	$58.56	$54.48	$59.00	$54.94
Repurchase price	$59,000	$—	$—	$—	$118,887	$116,216	$77,460	$59,000	$312,563
AIZ Closing stock price (NYSE)	$55.00	$65.96	$60.86	$66.90	$53.50	$58.92	$53.63	$55.00	$53.50
Investment yield (1)	5.44%	5.56%	5.61%	5.70%	5.73%	5.69%	5.66%	5.59%	5.68%
Investment income from real estate joint venture partnerships	$—	$3,457	$—	$127	$534	$2,972	$33,540	$3,457	$37,046

(1)	See Footnote (2) Regulation G - Non GAAP Financial Measures on page 1.
(2)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

Assurant Solutions

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	September 30, 2008	September 30, 2007
Revenues:
Net earned premiums and other considerations	$707,115	$700,629	$683,493	$678,844	$649,915	$618,675	$583,011	$2,091,237	$1,851,601
Net investment income	105,539	108,425	106,730	108,899	105,631	100,784	112,017	320,694	318,432
Fees and other income	40,623	47,668	44,281	43,580	36,623	40,957	38,051	132,572	115,631

	853,277	856,722	834,504	831,323	792,169	760,416	733,079	2,544,503	2,285,664

Benefits, losses and expenses:
Policyholder benefits	295,190	306,173	286,680	287,232	284,755	258,527	243,344	888,043	786,626
Selling, underwriting, general and administrative expenses	527,779	503,073	475,533	496,414	451,510	455,140	427,645	1,506,385	1,334,295

	822,969	809,246	762,213	783,646	736,265	713,667	670,989	2,394,428	2,120,921

Income before provision for income taxes	30,308	47,476	72,291	47,677	55,904	46,749	62,090	150,075	164,743
Provision for income taxes	9,921	15,121	24,734	15,412	18,527	16,539	18,021	49,776	53,087

Net operating income	$20,387	$32,355	$47,557	$32,265	$37,377	$30,210	$44,069	$100,299	$111,656

Net earned premiums and other considerations:
Domestic:
Credit	$70,270	$69,808	$73,253	$70,563	$75,638	$76,109	$80,921	$213,331	$232,668
Service contracts	334,386	335,552	319,515	322,092	292,762	280,274	261,863	989,453	834,899
Other	13,685	15,186	15,434	16,007	14,496	15,517	16,689	44,305	46,702

Total Domestic	418,341	420,546	408,202	408,662	382,896	371,900	359,473	1,247,089	1,114,269

International:
Credit	98,645	88,661	98,264	88,988	98,431	92,413	96,877	285,570	287,721
Service contracts	93,745	90,128	77,667	79,982	64,561	62,543	42,717	261,540	169,821
Other	(139)	6,903	9,598	11,598	8,307	10,260	8,979	16,362	27,546

Total International	192,251	185,692	185,529	180,568	171,299	165,216	148,573	563,472	485,088

Preneed:
Domestic and international	88,293	85,253	80,654	79,446	85,050	70,358	63,288	254,200	218,696
Domestic independent runoff	8,230	9,138	9,108	10,168	10,670	11,201	11,677	26,476	33,548

Total Preneed	96,523	94,391	89,762	89,614	95,720	81,559	74,965	280,676	252,244

Total	$707,115	$700,629	$683,493	$678,844	$649,915	$618,675	$583,011	$2,091,237	$1,851,601

Fee income:
Domestic:
Debt protection	$8,495	$8,284	$7,915	$7,459	$7,415	$7,469	$8,750	$24,694	$23,634
Service contracts	18,472	19,941	18,370	19,963	16,679	17,190	16,877	56,783	50,746
Other	6,873	7,439	5,735	7,021	6,320	5,205	6,493	20,047	18,018

Total Domestic	33,840	35,664	32,020	34,443	30,414	29,864	32,120	101,524	92,398

International	7,272	9,706	9,740	8,113	5,179	4,384	4,492	26,718	14,055
Preneed	(489)	2,298	2,521	1,024	1,030	6,709	1,439	4,330	9,178

Total	$40,623	$47,668	$44,281	$43,580	$36,623	$40,957	$38,051	$132,572	$115,631

Assurant Solutions (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	September 30, 2008	September 30, 2007
Gross written premiums:
Domestic:
Credit	$151,717	$152,730	$152,341	$159,259	$168,135	$167,738	$161,843	$456,788	$497,716
Service contracts	385,153	396,157	393,811	491,036	434,465	448,143	454,404	1,175,121	1,337,012
Other	17,858	17,076	16,758	19,773	22,353	22,014	20,865	51,692	65,232

Total Domestic	554,728	565,963	562,910	670,068	624,953	637,895	637,112	1,683,601	1,899,960

International:
Credit	213,322	214,407	219,212	221,181	219,945	201,353	191,415	646,941	612,713
Service contracts	133,226	110,714	101,002	137,385	118,754	86,948	79,582	344,942	285,284
Other	1,375	8,962	11,348	11,059	11,176	13,933	10,422	21,685	35,531

Total International	347,923	334,083	331,562	369,625	349,875	302,234	281,419	1,013,568	933,528

Total	$902,651	$900,046	$894,472	$1,039,693	$974,828	$940,129	$918,531	$2,697,169	$2,833,488

Preneed (face sales)	$121,021	$120,859	$104,424	$100,031	$107,341	$102,360	$86,058	$346,304	$295,759
Foreign currency translation (FX) impact (1):
Gross written premiums:
Including FX impact	-7.40%	-4.26%	-2.62%	5.84%	9.99%	13.57%	15.67%	-4.81%	12.97%
FX impact	0.96%	2.34%	3.43%	3.09%	1.21%	0.85%	0.48%	2.22%	0.86%

Excluding FX impact	-8.36%	-6.60%	-6.05%	2.75%	8.78%	12.72%	15.19%	-7.03%	12.11%
Net earned premiums:
Including FX impact	8.80%	13.25%	17.23%	9.88%	9.92%	4.47%	2.21%	12.94%	5.58%
FX impact	0.56%	1.65%	2.42%	2.40%	1.15%	0.87%	0.67%	1.51%	0.90%

Excluding FX impact	8.24%	11.60%	14.81%	7.48%	8.77%	3.60%	1.54%	11.43%	4.68%
Net operating income (2):
Including FX impact	-45.45%	7.10%	7.91%	-18.95%	-10.38%	-18.68%	10.87%	-10.17%	-5.86%
FX impact	-1.42%	-4.64%	1.99%	-0.88%	-1.49%	-2.01%	-1.33%	-1.34%	-1.60%

Excluding FX impact	-44.03%	11.74%	5.92%	-18.07%	-8.89%	-16.67%	12.20%	-8.83%	-4.26%
Combined ratios (a):
Domestic	104.7%	99.4%	96.5%	101.9%	100.9%	100.8%	100.9%	100.2%	100.9%
International	105.6%	111.4%	102.3%	106.1%	102.3%	109.7%	102.1%	106.4%	104.7%
Preneed yield (3)	6.04%	6.28%	6.13%	6.30%	6.50%	6.27%	6.29%	6.11%	6.29%
Preneed average invested assets	$3,919,388	$3,937,722	$3,963,127	$3,986,933	$3,832,047	$3,650,784	$3,600,420	$3,940,415	$3,717,137
Investment yield (3)	5.60%	5.76%	5.72%	5.83%	5.84%	5.83%	5.80%	5.68%	5.77%
Investment income from real estate joint venture partnerships	$—	$1,210	$—	$44	$187	$1,045	$14,448	$1,210	$15,680

(a)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income excluding the preneed business.
(1)	Total Solutions percentage growth from year-ago period due to conversion of income statement transactions at weighted average foreign currency exchange rates.
(2)	Net operating income growth for the three months ended December 31, 2007 compared to the year-ago period excludes $40,481 of after-tax income related to a third-party legal settlement previously disclosed in the Financial Supplement as of December 31, 2007.
(3)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

Assurant Specialty Property

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	September 30, 2008	September 30, 2007
Revenues:
Net earned premiums and other considerations	$513,228	$533,914	$481,427	$476,400	$445,211	$393,614	$367,041	$1,528,569	$1,205,866
Net investment income	31,129	31,997	29,375	28,812	25,862	23,667	21,869	92,501	71,398
Fees and other income	12,501	11,996	13,593	13,943	12,063	12,654	12,596	38,090	37,313

	556,858	577,907	524,395	519,155	483,136	429,935	401,506	1,659,160	1,314,577

Benefits, losses and expenses:
Policyholder benefits	302,105	171,793	144,813	171,866	129,354	130,866	116,787	618,711	377,007
Selling, underwriting, general and administrative expenses	208,519	206,339	188,842	194,129	177,738	159,292	170,799	603,700	507,829

	510,624	378,132	333,655	365,995	307,092	290,158	287,586	1,222,411	884,836

Income before provision for income taxes	46,234	199,775	190,740	153,160	176,044	139,777	113,920	436,749	429,741
Provision for income taxes	15,292	68,733	65,996	53,243	61,362	49,570	39,486	150,021	150,418

Net operating income	$30,942	$131,042	$124,744	$99,917	$114,682	$90,207	$74,434	$286,728	$279,323

Net earned premiums for selected product groupings:
Homeowners (Creditor Placed & Voluntary)	$368,066	$391,153	$342,335	$342,931	$317,607	$276,663	$250,889	$1,101,554	$845,159
Manufactured Housing (Creditor Placed & Voluntary)	55,389	56,484	57,061	53,850	54,132	50,452	50,670	168,934	155,254
Other	89,773	86,277	82,031	79,619	73,472	66,499	65,482	258,081	205,453

Total	$513,228	$533,914	$481,427	$476,400	$445,211	$393,614	$367,041	$1,528,569	$1,205,866

Gross written premiums for selected product groupings:
Homeowners (Creditor Placed & Voluntary)	$492,069	$529,444	$419,501	$462,730	$420,184	$380,099	$319,053	$1,441,014	$1,119,336
Manufactured Housing (Creditor Placed & Voluntary)	80,909	79,451	70,131	79,193	77,885	77,042	67,785	230,491	222,712
Other	187,929	169,849	125,316	146,182	156,235	150,435	112,322	483,094	418,992

Total	$760,907	$778,744	$614,948	$688,105	$654,304	$607,576	$499,160	$2,154,599	$1,761,040

Ratios:
Loss ratio (a)	58.9%	32.2%	30.1%	36.1%	29.1%	33.2%	31.8%	40.5%	31.3%
Expense ratio (b)	39.7%	37.8%	38.1%	39.6%	38.9%	39.2%	45.0%	38.5%	40.8%
Combined ratio (c)	97.1%	69.3%	67.4%	74.6%	67.2%	71.4%	75.8%	78.0%	71.2%
Investment yield (1)	5.11%	5.16%	5.11%	5.58%	5.46%	5.28%	5.51%	5.19%	5.53%
Investment income from real estatejoint venture partnerships	$—	$346	$—	$13	$53	$297	$159	$346	$509

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

Assurant Specialty Property (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	September 30, 2008	September 30, 2007
Creditor-Placed Homeowners Insurance:
Loans tracked (in millions):
Prime	26.2	26.3	26.2	26.2	26.1	24.5	24.3	26.2	26.1
Sub-prime	4.1	4.2	4.4	4.6	5.0	5.3	5.4	4.1	5.0

	30.3	30.5	30.6	30.8	31.1	29.8	29.7	30.3	31.1

Penetration rate ranges:
Prime range	1% - 2%	1% -2%	1% - 2%	1% - 2%	1% - 2%	1% - 2%	1% - 2%	1% - 2%	1% - 2%
Sub-prime range	6% - 15%	6% - 15%	6% - 15%	6% - 15%	5% - 11%	3% - 8%	3% - 8%	6% - 15%	5% - 11%
Average insured value:	$173	$170	$165	$159	$151	$146	$141	$173	$151

Assurant Health

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	September 30, 2008	September 30, 2007
Revenues:
Net earned premiums and other considerations	$486,700	$487,725	$496,060	$509,327	$514,233	$513,936	$512,784	$1,470,485	$1,540,953
Net investment income	13,769	15,302	15,648	15,321	15,753	16,290	19,270	44,719	51,313
Fees and other income	10,100	9,637	9,406	9,762	10,688	10,445	9,688	29,143	30,821

	510,569	512,664	521,114	534,410	540,674	540,671	541,742	1,544,347	1,623,087

Benefits, losses and expenses:
Policyholder benefits	311,790	325,504	306,565	321,851	326,479	329,327	317,784	943,859	973,590
Selling, underwriting, general and administrative expenses	152,345	143,804	157,181	152,922	153,928	159,088	161,410	453,330	474,426

	464,135	469,308	463,746	474,773	480,407	488,415	479,194	1,397,189	1,448,016

Income before provision for income taxes	46,434	43,356	57,368	59,637	60,267	52,256	62,548	147,158	175,071
Provision for income taxes	16,230	15,635	20,105	21,621	20,902	18,418	22,024	51,970	61,344

Net operating income	$30,204	$27,721	$37,263	$38,016	$39,365	$33,838	$40,524	$95,188	$113,727

Net earned premiums and other considerations:
Individual:
Individual medical	$319,188	$318,095	$319,756	$324,727	$323,490	$320,442	$314,662	$957,039	$958,594
Short-term medical	27,335	24,583	23,539	24,441	26,336	23,499	22,561	75,457	72,396

Subtotal	346,523	342,678	343,295	349,168	349,826	343,941	337,223	1,032,496	1,030,990
Small employer group	140,177	145,047	152,765	160,159	164,407	169,995	175,561	437,989	509,963

Total	$486,700	$487,725	$496,060	$509,327	$514,233	$513,936	$512,784	$1,470,485	$1,540,953

Assurant Health (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	September 30, 2008	September 30, 2007
Sales (annualized issued premiums):
Individual:
Individual medical	$87,600	$78,080	$79,976	$67,680	$85,089	$100,468	$99,614	$245,656	$285,171
Short-term medical	35,969	34,990	32,972	30,219	35,285	33,606	31,939	103,931	100,830

Subtotal	123,569	113,070	112,948	97,899	120,374	134,074	131,553	349,587	386,001
Small employer group	27,189	25,864	26,161	27,345	27,414	28,307	29,520	79,214	85,241

Total	$150,758	$138,934	$139,109	$125,244	$147,788	$162,381	$161,073	$428,801	$471,242

Membership by product line (in thousands):
Individual:
Individual medical	585	587	599	619	638	650	641	585	638
Short-term medical	101	101	87	87	101	99	85	101	101

Subtotal	686	688	686	706	739	749	726	686	739
Small employer group	136	142	152	165	171	181	191	136	171

Total	822	830	838	871	910	930	917	822	910

Ratios:
Loss ratio (a)	64.1%	66.7%	61.8%	63.2%	63.5%	64.1%	62.0%	64.2%	63.2%
Expense ratio (b)	30.7%	28.9%	31.1%	29.5%	29.3%	30.3%	30.9%	30.2%	30.2%
Combined ratio (c)	93.4%	94.4%	91.7%	91.5%	91.5%	93.1%	91.7%	93.2%	92.1%
Investment yield (1)	5.67%	5.84%	6.12%	5.79%	5.93%	5.84%	5.70%	5.89%	5.81%
Investment income from real estate joint venture partnerships	$—	$691	$—	$25	$107	$590	$3,535	$691	$4,232

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

Assurant Employee Benefits

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	September 30, 2008	September 30, 2007
Revenues:
Net earned premiums and other considerations	$277,093	$273,248	$280,437	$291,575	$284,029	$272,462	$296,673	$830,778	$853,164
Net investment income	35,278	38,919	38,369	37,614	38,046	39,408	51,887	112,566	129,341
Fees and other income	6,475	7,208	6,555	5,301	6,040	6,379	6,277	20,238	18,696

	318,846	319,375	325,361	334,490	328,115	318,249	354,837	963,582	1,001,201

Benefits, losses and expenses:
Policyholder benefits	185,951	193,642	199,401	200,673	194,957	183,333	211,607	578,994	589,897
Selling, underwriting, general and administrative expenses	99,726	97,354	100,901	108,847	101,978	102,090	98,953	297,981	303,021

	285,677	290,996	300,302	309,520	296,935	285,423	310,560	876,975	892,918

Income before provision for income taxes	33,169	28,379	25,059	24,970	31,180	32,826	44,277	86,607	108,283
Provision for income taxes	11,712	9,749	8,727	8,773	10,788	11,351	15,320	30,188	37,459

Net operating income	$21,457	$18,630	$16,332	$16,197	$20,392	$21,475	$28,957	$56,419	$70,824

Net earned premiums and other considerations by:
Major product grouping:
Group dental	$109,982	$108,976	$106,073	$104,938	$103,770	$102,567	$101,535	$325,031	$307,872
Group disability single premiums for closed blocks	—	—	5,500	14,326	12,283	—	22,847	5,500	35,130
All other group disability	115,749	113,327	116,300	118,858	114,904	115,539	118,189	345,376	348,632
Group life	51,362	50,945	52,564	53,453	53,072	54,356	54,102	154,871	161,530

Total	$277,093	$273,248	$280,437	$291,575	$284,029	$272,462	$296,673	$830,778	$853,164

Assurant Employee Benefits (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	September 30, 2008	September 30, 2007
Sales:
Group dental	$24,918	$23,021	$45,625	$16,969	$26,780	$19,747	$42,212	$93,564	$88,739
Group disability	13,972	10,404	18,909	10,984	12,314	14,121	20,394	43,285	46,829
Group life	6,936	5,775	9,836	6,069	6,210	7,051	11,875	22,547	25,136

Total	$45,826	$39,200	$74,370	$34,022	$45,304	$40,919	$74,481	$159,396	$160,704

Ratios:
Loss ratio (a)	67.1%	70.9%	71.1%	68.8%	68.6%	67.3%	71.3%	69.7%	69.1%
Expense ratio (b)	35.2%	34.7%	35.2%	36.7%	35.2%	36.6%	32.7%	35.0%	34.8%
Investment yield (1)	5.98%	6.25%	6.29%	6.16%	6.19%	6.21%	6.09%	6.19%	6.17%
Investment income from real estate joint venture partnerships	$—	$1,210	$—	$45	$187	$1,040	$14,164	$1,210	$15,391

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

Assurant Corporate and Other

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended							For the Nine Months Ended
($ in thousands)	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	September 30, 2008	September 30, 2007
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	6,599	6,568	7,652	7,180	8,757	10,153	11,853	20,819	30,763
Net realized (losses) gains on investments	(299,205)	(34,574)	(43,143)	(51,628)	(13,076)	(3,086)	5,570	(376,922)	(10,592)
Amortization of deferred gains on disposal of businesses	7,379	7,327	7,379	8,246	8,298	8,246	8,349	22,085	24,893
Fees and other income	212	2,771	63	157	119	143	327	3,046	589

	(285,015)	(17,908)	(28,049)	(36,045)	4,098	15,456	26,099	(330,972)	45,653

Benefits, losses and expenses:
Policyholder benefits	12	1,096	—	3,969	—	—	—	1,108	—
Selling, underwriting, general and administrative expenses	19,448	35,281	16,193	33,230	28,060	19,294	16,119	70,922	63,473
Interest expense	15,190	15,287	15,288	15,297	15,288	15,296	15,297	45,765	45,881

	34,650	51,664	31,481	52,496	43,348	34,590	31,416	117,795	109,354

Loss before (benefit) provision for income taxes	(319,665)	(69,572)	(59,530)	(88,541)	(39,250)	(19,134)	(5,317)	(448,767)	(63,701)
(Benefit) provision for income taxes	(105,246)	(49,778)	(20,464)	(22,964)	(14,625)	(9,684)	3,210	(175,488)	(21,099)

Net operating loss	$(214,419)	$(19,794)	$(39,066)	$(65,577)	$(24,625)	$(9,450)	$(8,527)	$(273,279)	$(42,602)

Real estate investment income	$—	$—	$—	$—	$—	$—	$1,234	$—	$1,234
Corporate and Other Reconciliation
Assurant Corporate and Other Segment Net Operating Income	$(214,419)	$(19,794)	$(39,066)	$(65,577)	$(24,625)	$(9,450)	$(8,527)	$(273,279)	$(42,602)
Adjustments, net of tax:
Amortization of deferred gains on disposal of businesses	(4,796)	(4,763)	(4,796)	(5,360)	(5,394)	(5,360)	(5,427)	(14,355)	(16,181)
Interest expense	9,874	9,937	9,937	9,943	9,937	9,942	9,943	29,748	29,822
Net realized losses (gains) on investments	194,483	22,473	28,043	33,558	8,499	2,006	(3,621)	244,999	6,884
Gain on sale of inactive subsidiary	—	(26,630)	—	—	—	—	—	(26,630)	—
Corporate and other per Reconciliation of Net Operating

Income to Net Income (page 5)	$(14,858)	$(18,777)	$(5,882)	$(27,436)	$(11,583)	$(2,862)	$(7,632)	$(39,517)	$(22,077)

Assurant, Inc. and Subsidiaries

Investments

(Unaudited)

($ in thousands)	As of September 30, 2008		As of December 31, 2007
Investments by type
Fixed maturity securities: available for sale, at fair value	$9,059,614	66.3%	$10,126,415	69.6%
Equity securities: available for sale, at fair value
Preferred stocks	486,358	3.6%	613,525	4.2%
Common stocks	5,455	0.1%	22,476	0.2%
Commercial mortgage loans on real estate, at amortized cost	1,502,086	11.0%	1,433,626	9.9%
Policy loans	57,475	0.4%	57,107	0.4%
Short-term investments	620,434	4.5%	410,878	2.8%
Collateral held under securities lending	343,321	2.5%	541,650	3.7%
Other investments	533,974	3.9%	541,474	3.7%

Total investments	12,608,717	92.3%	13,747,151	94.5%
Cash and cash equivalents	1,053,679	7.7%	804,964	5.5%

Total investments and cash and cash equivalents	$13,662,396	100.0%	$14,552,115	100.0%

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,008,185	66.3%	$6,917,249	68.3%
Baa	2,409,011	26.6%	2,570,640	25.4%
Ba	519,037	5.7%	492,822	4.9%
B and lower	123,381	1.4%	145,704	1.4%

Total	$9,059,614	100.0%	$10,126,415	100.0%

Assurant, Inc. and Subsidiaries

Investments (continued)

(Unaudited)

	As of September 30, 2008				As of December 31, 2007
($ in thousands)	Book Value	Fair Value	% of Fair Value	Unrealized Gain (Loss)	Book Value	Fair Value	% of Fair Value	Unrealized Gain (Loss)
Fixed Maturity Securities by Issuer Type:
Governmental:
U.S. Government and government agencies	$147,075	$152,486	1.7%	$5,411	$287,064	$297,278	2.9%	$10,214
State, municipalities and political subdivisions	960,329	933,045	10.3%	(27,284)	630,196	646,549	6.4%	16,353
Foreign governments	552,404	545,210	6.0%	(7,194)	680,097	704,246	7.0%	24,149
Corporate (1):
Consumer Cyclical	987,003	907,932	10.0%	(79,071)	933,420	934,737	9.2%	1,317
Consumer Non-Cyclical	351,325	332,690	3.7%	(18,635)	366,562	373,127	3.7%	6,565
Energy	664,614	626,883	6.9%	(37,731)	684,996	715,105	7.1%	30,109
Financials	2,019,099	1,769,587	19.5%	(249,512)	2,314,297	2,285,585	22.6%	(28,712)
Health Care	317,618	299,825	3.3%	(17,793)	381,497	383,799	3.8%	2,302
Industrials	1,046,111	985,339	10.9%	(60,772)	1,005,049	1,017,314	10.0%	12,265
Materials	279,152	259,901	2.9%	(19,251)	300,705	300,447	3.0%	(258)
Technology	150,164	143,333	1.6%	(6,831)	186,930	189,095	1.9%	2,165
Telecommunications	388,652	361,232	4.0%	(27,420)	387,946	403,953	4.0%	16,007
Utilities	814,885	762,023	8.4%	(52,862)	739,183	745,588	7.4%	6,405
Other corporate	42,645	41,598	0.5%	(1,047)	51,866	51,294	0.5%	(572)
Asset-backed securities	23,797	22,383	0.2%	(1,414)	54,560	55,349	0.5%	789
Commercial mortgage-backed securities	246,664	228,421	2.5%	(18,243)	191,007	190,743	1.9%	(264)
Residential mortgage-backed securities:
Agency	637,781	643,990	7.1%	6,209	688,160	696,539	6.9%	8,379
Alt-A	—	—	0.0%	—	—	—	0.0%	—
Subprime	28,531	28,155	0.3%	(376)	79,876	77,562	0.8%	(2,314)
Other	359	369	0.0%	10	406	421	0.0%	15
Collaterized debt obligations:
Credit backed	16,732	15,212	0.2%	(1,520)	62,538	57,684	0.6%	(4,854)
RMBS backed	—	—	0.0%	—	—	—	0.0%	—

Total fixed maturity securities	$9,674,940	$9,059,614	100.0%	$(615,326)	$10,026,355	$10,126,415	100.0%	$100,060

(1)

Industry classifications are based on a combination of published index classifications as well as Assurant's view of underlying creditor risk. These resulting classifications are then mapped to the Global Industry Classification Standard (GICS®).

Assurant, Inc. and Subsidiaries

Investment Results by Asset Category and Annualized Yields

(Unaudited)

	For the Three Months Ended September 30, 2008			For the Three Months Ended September 30, 2007			For the Nine Months Ended September 30, 2008			For the Nine Months Ended September 30, 2007
($ in thousands)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)
Fixed maturity securities: available for sale, at fair value	5.99%	$146,440	$(128,088)	6.00%	$143,810	$(13,664)	6.01%	$442,148	$(187,663)	5.94%	$415,481	$(15,230)
Equity securities: available for sale, at fair value	7.13%	12,439	(160,091)	6.47%	11,927	(4,669)	6.93%	37,464	(176,859)	6.49%	35,965	(6,094)
Commercial mortgage loans on real estate, at amortized cost	6.30%	23,550	—	6.79%	23,457	—	6.44%	71,174	952	6.78%	67,590	—
Policy loans	7.11%	1,011	—	5.22%	755	—	6.55%	2,799	—	6.53%	2,850	—
Cash and short-term investments	2.70%	10,470	(6)	4.79%	14,434	93	3.08%	34,629	(3)	4.73%	43,448	120
Other investments*	3.41%	4,817	(11,020)	4.35%	5,950	5,164	5.42%	22,414	(13,349)	13.14%	54,813	10,612

Total		198,727	$(299,205)		200,333	$(13,076)		610,628	$(376,922)		620,147	$(10,592)

Investment expenses		(6,413)			(6,284)			(19,329)			(18,900)

Net investment income		$192,314			$194,049			$591,299			$601,247

Gross realized gains			$15,645			$8,847			$55,110			$30,009
Gross realized losses			(85,702)			(15,224)			(131,902)			(33,902)
Other-than-temporary impairments on available for sale securities			(229,148)			(6,699)			(300,130)			(6,699)

Net realized (losses) gains			$(299,205)			$(13,076)			$(376,922)			$(10,592)

*	Consists primarily of investments in joint venture partnerships, invested assets associated with a modified coinsurance agreement, and invested assets associated with the Assurant Investment Plan.

Assurant, Inc. and Subsidiaries

Summary of Net Operating Income Disclosed Items - (1)

Income / (Expense) Items

(unaudited)

($ in millions, after-tax)		For the Three Months Ended
		September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007
		$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS
Assurant Solutions:
Fees from sale of US pre-need independent franchise	(a)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3.5	$0.03	$—	$—
Loss from repriced/discontinued international product	(b)(c)	$—	$—	$(6.9)	$(0.06)	$—	$—	$—	$—	$(2.2)	$(0.02)	$(4.4)	$(0.04)	$—	$—
Reconciliation of client commissions project	(c)	$—	$—	$—	$—	$—	$—	$3.8	$0.03	$0.6	$0.01	$4.5	$0.04	$—	$—
Client related settlements	(c)(a)	$(7.7)	$(0.06)	$—	$—	$11.7	$0.10	$(3.4)	$(0.03)	$—	$—	$—	$—	$—	$—
Assurant Specialty Property:
Reconciliation of client commissions project	(c)	$—	$—	$—	$—	$—	$—	$5.9	$0.05	$2.3	$0.02	$5.5	$0.04	$—	$—
Catastrophe losses, net of reinsurance (2)	(b)	$(86.2)	$(0.73)	$(11.5)	$(0.10)	$—	$—	$(22.2)	$(0.19)	$—	$—	$—	$—	$—	$—
Client related settlements	(c)	$—	$—	$—	$—	$4.6	$0.04	$—	$—	$—	$—	$—	$—	$—	$—
Reinsurance reinstatement premiums	(e)	$(8.6)	$(0.07)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Assurant Health:
Legal related settlements	(c)	$—	$—	$—	$—	$—	$—	$2.5	$0.02	$—	$—	$—	$—	$—	$—
			$—
Assurant Employee Benefits:
Change in administration of state specific contract provisions	(b)	$—	$—	$—	$—	$—	$—	$(2.1)	$(0.02)	$—	$—	$—	$—	$—	$—
Assurant Corporate and Other:
Expenses related to SEC investigation (3)	(c)	$—	$—	$(3.0)	$(0.03)	$(1.6)	$(0.01)	$(4.3)	$(0.04)	$(3.2)	$(0.03)	$—	$—	$—	$—
Change in certain tax liabilities/receivables	(d)	$(4.0)	$(0.03)	$—	$—	$—	$—	$(6.4)	$(0.05)	$(0.6)	$(0.01)	$2.9	$0.02	$(5.8)	$(0.05)

Statement of Operations line impact:

(a)	Fees and other income
(b)	Policyholder benefits
(c)	Selling, underwriting, general and administrative expenses
(d)	Income taxes
(e)	Net earned premiums
(1)	Schedule excludes investment income from real estate joint ventures, which are shown separately in the Consolidated and Segment statements of operations.
(2)	Historically, disclosed catastrophe losses include individual Insurance Services Office (ISO) events with losses greater than $5 million. Catastrophe losses in the three months ended September 30, 2008 and September 30, 2007 include paid losses and case reserves on all ISO events, but do not include IBNR reserves.
(3)	Assurant incurred $2.1 million after-tax of expenses related to the SEC investigation during the three months ended September 30, 2008; however, Assurant received $2.1 million after-tax of expense reimbursements from its Director & Officer Insurance carriers during the three months ended September 30, 2008.

Exhibit I

Assurant, Inc. and Subsidiaries

Top 30 Issuer Exposures

(unaudited)

($ in thousands)	As of September 30, 2008
	Fixed Maturity Securities			Preferred Stocks
	Fair Value	Book Value	Unrealized Gain/Loss	Fair Value	Book Value	Unrealized Gain/Loss
Issuer
General Electric	$110,285	$128,008	$(17,723)	$9,765	$10,100	$(335)
HSBC Holdings PLC	70,630	77,418	(6,788)	27,172	33,405	(6,233)
Bank of America Corporation	63,506	69,918	(6,412)	26,444	35,249	(8,805)
AT&T Inc.	83,781	86,182	(2,401)	4,135	4,460	(325)
JPMorgan Chase & Company	58,348	66,732	(8,384)	16,784	19,040	(2,256)
Wells Fargo & Company	54,569	58,532	(3,963)	13,691	14,852	(1,161)
Canadian Imperial Bank	66,165	67,100	(935)	—	—	—
Citigroup Inc.	44,905	59,941	(15,036)	20,563	31,326	(10,763)
IBM Corporation	64,207	68,080	(3,873)	558	617	(59)
Midamerican Energy Holdings	58,411	63,935	(5,524)	5,251	5,920	(669)
US Bancorp	25,625	35,358	(9,733)	34,212	38,808	(4,596)
Verizon Communications Inc.	57,295	64,339	(7,044)	2,261	2,758	(497)
Comcast Corporation	48,944	54,791	(5,847)	8,959	11,889	(2,930)
Prudential Financial Inc.	51,571	55,729	(4,158)	526	807	(281)
Wal-Mart Stores Inc.	51,249	54,355	(3,106)	—	—	—
Deere & Company	49,101	49,301	(200)	—	—	—
FMR LLC	48,369	55,109	(6,740)	—	—	—
Goldman Sachs Group Inc.	38,476	52,286	(13,810)	9,561	13,311	(3,750)
Manulife Financial Corporation	35,109	37,155	(2,046)	12,082	12,640	(558)
Duke Energy Corp	46,688	50,490	(3,802)	—	—	—
Burlington Northern Santa Fe	44,930	46,656	(1,726)	—	—	—
News Corporation	43,826	49,087	(5,261)	—	—	—
ConocoPhillips	43,757	43,712	45	—	—	—
Wyeth	42,847	44,843	(1,996)	—	—	—
Target Corporation	41,162	42,538	(1,376)	—	—	—
Allstate Corporation	40,248	45,871	(5,623)	—	—	—
Southern Company	18,654	20,535	(1,881)	20,844	23,722	(2,878)
Procter & Gamble Company	38,001	38,205	(204)	—	—	—
FPL Group Inc.	34,656	36,202	(1,546)	3,058	3,670	(612)
Credit Suisse Group AG	29,466	32,861	(3,395)	8,243	10,147	(1,904)

	$1,504,781	$1,655,269	$(150,488)	$224,109	$272,721	$(48,612)

Exhibit II

Assurant, Inc. and Subsidiaries

Commercial Mortgage Loans Summary

(unaudited)

($ in thousands)	September 30, 2008
	Book Value	% of Total
Summary of Commercial Mortgage Loans
Geographic Region
Pacific	$508,577	33.8%
Middle Atlantic	274,339	18.3%
New England	178,968	11.9%
South Atlantic	164,972	11.0%
Mountain	164,498	11.0%
West South Central	87,487	5.8%
West North Central	46,852	3.1%
East South Central	28,749	1.9%
Canada	27,467	1.8%
East North Central	20,830	1.4%

Total	$1,502,739	100.0%

Property Type
Retail	$511,453	34.0%
Office	493,266	32.8%
Industrial	365,718	24.4%
Other	70,195	4.7%
Apartments	62,107	4.1%

Subtotal	$1,502,739	100.0%

Allowance for losses	—	0.0%
Unamortized fees and costs	—	0.0%

Total	$1,502,739	100.0%

Loan Size
Under $3 million	$589,352	39.2%
$3 million but less than $6 million	502,015	33.4%
$6 million but less than $9 million	258,100	17.2%
$9 million but less than $12 million	39,378	2.6%
$12 million and over	113,894	7.6%

Total	$1,502,739	100.0%

Commercial Mortgage Loan Information by Vintage

(loan amounts in thousands)

As of September 30, 2008

Loan year	Book value	Delinquent loan balance	Number of loans	Number of delinquent loans	Average balance per loan	Average loan-to-value (1)
2004 and prior	$660,345	$—	311	—	$2,118	31%
2005	257,963	—	72	—	3,583	50%
2006	182,231	—	64	—	2,847	45%
2007	272,640	—	90	—	3,029	54%
2008	129,559	—	35	—	3,702	59%

Total	$1,502,739	$—	572	—	$2,625	40%

1)	Based upon property appraisals as of June 30, 2008.